Amount: $50,000.00                                          Date: March 31, 2000

                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, Universal Beverage Holdings Corporation and/or its wholly owned subsidiary Universal Beverages, Inc.,herein collectively referred to as the undersigned, promise to pay to the order of Lasse and Eva Moe and Roberto and Barbara Rial, thier successors and assigns, herein collectively referred to as holders, the sum of FIFTY THOUSAND DOLLARS ($50,000.00) with interest on any unpaid balance at the rate of eight percent (8%) per annum and payable in 36 equal successive monthly installments of ONE THOUSAND FIVE HUNDRED SIXTY SIX DOLLARS AND EIGHTY TWO CENTS ($1,566.82 ) in lawful money of the United States of America, commencing on May 1, 2000 and continuing on the first day of each and every month thereafter until paid except the final installment that shall be the balance due on this note.

         1. Acceleration of maturity in event of default. In the event of default in the payment of any of the installments or interest when due as provided in this note, time being of the essence, the holders may without notice or demand declare the entire principal sum then unpaid immediately due and payable. The failure of holders to exercise such option to accelerate the indebtedness evidenced hereby shall not constitute a waiver of the right to exercise such option at any other time so long as such event of default remains outstanding and uncured.

         2. Attorneys' fees. The undersigned shall pay all reasonable attorneys' fees incurred by holders in enforcing any right or remedy under this note.

         3. Interest on unpaid amounts. All sums remaining unpaid on the agreed or accelerated date of maturity of the last installment shall thereafter bear interest at the rate of eighteen percent (18%) per annum.

         4. Modification of note. The holders of this note may, with or without notice to the undersigned, cause additional parties to be added to this note, or release any party, or revise, extend, or renew the note, or extend the time for making any installment provided for in this note, or accept any installment in advance, all without affecting the liability of the undersigned.

         5.       Waiver of rights.

                  A. The undersigned waives (a) presentment, demand, protest, notice of protest, notice of dishonor, and notice of nonpayment; (b) the right to require holders to proceed against the undersigned, or to pursue any other remedy in holders's power.

                  B. Holders shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by holders, and then only to the extend specifically set forth in the writing. A waiver of one event shall not be construed as a continuing or as a bar to or waiver of any right or remedy to a subsequent event.

         6. Conditions affecting borrower's financial ability to repay; acceleration of maturity. It is agreed that if the undersigned at any time fails in business or becomes insolvent, or commits an act of bankruptcy, or if any deposit account or other property of the undersigned be attempted to be obtained or held by writ of execution, garnishment, attachment, or other legal process, of if any assessment for taxes against the undersigned, other than taxes on real property, is made by the federal or state government, then and in such case all of the obligations of the undersigned shall, at the option of the holders, become due and payable immediately without demand or notice.

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         7. Governing law. This Note is to be construed and enforced according to the laws of the State of Florida. `

         8. The undersigned knowingly, voluntarily and intentionally waives any right it may have to a trial by jury in respect of any litigation proceedings or counterclaims arising out of, under, or in connection with this note, or any other loan documents. Further, the undersigned hereby certifies that no representative or agent of the holders nor the holders's counsel has represented, expressly or otherwise, that the holders would not, in the event of such litigation, seek to enforce this waiver of right to jury trial provision. The undersigned acknowledges that the holders has been induced to enter into this transaction by, inter alia, the provisions of this section. The undersigned agrees not to seek to consolidate any such action in which a jury trial has been waived with any other action in which a jury trial cannot be waived.

                                     Universal Beverage Holdings Corporation by:

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------

                                     Print Name:
                                     and,

                                     Universal Beverages, Inc. by:

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------

                                     Print Name:


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